     As filed with the Securities and Exchange Commission on April 13, 1998


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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): APRIL 6, 1998


                      ERP OPERATING LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           ILLINOIS                       0-24920                36-3894853
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


       TWO NORTH RIVERSIDE PLAZA, SUITE 400
                CHICAGO, ILLINOIS                                  60606
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

     Registrant's telephone number, including area code:  (312) 474-1300

                                NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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



ITEM 7.   Financial Statements, Pro forma Financial Information and Exhibits



Exhibit
Number         Exhibit
-------        -------

   1 Form of Terms Agreement dated April 6, 1998 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
               333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Form of Terms Agreement incorporates the terms and provisions of the Purchase Agreement dated December
               13, 1994, among Merrill Lynch & Co., Merrill Lynch, Pierce,
               Fenner & Smith Incorporated and ERP Operating Limited
               Partnership, the form of which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no.
               333-84892 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto and, as this Form 8-K filing is incorporated by reference in registration statement no.
               333-45557, such Purchase Agreement terms are set forth in full in such registration statement.


   5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no.
               333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ERP OPERATING LIMITED PARTNERSHIP

                                    By:  EQUITY RESIDENTIAL PROPERTIES TRUST,
                                         its general partner

Date: April 13, 1998                By: /s/ Bruce C. Strohm
                                       --------------------------------------
                                       Bruce C. Strohm, Secretary,
                                       Executive Vice President and
                                       General Counsel



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